UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23057

Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: March 31

Date of reporting period: October 1, 2021 – March 31, 2022

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2022 (Unaudited)

Guggenheim Funds Semi-Annual Report

Guggenheim Energy & Income Fund

GuggenheimInvestments.com	CEF-GEI-SAR-0322

GUGGENHEIMINVESTMENTS.COM/XGEIX

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/xgeix, you will find:

• Daily, weekly and monthly data on NAV, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices and tax characteristics

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2022

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal semiannual period ended March 31, 2022.

During the period, the Fund was affected by the continuing pandemic and conflict in Ukraine. Please see the Risks and Other Considerations section for more information on the risks associated with these events.

As a non-listed fund, the Fund does not have a market price or market price return. For the six-month period ended March 31, 2022, the Fund provided a total return based on net asset value (“NAV”) of -1.71%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2022, the Fund’s NAV was $761.87 per share, compared with $828.91 per share on September 30, 2021.

The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 14.08%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 40 for more information on distributions for the period.

During the period, the Board approved two tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. Both were successfully completed, the most recent on April 1, 2022. The tender offers are discussed in more detail elsewhere in this report.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders.

Thank you for the trust you place in us.

Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2022

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the six months ended March 31, 2022, the yield on the two-year Treasury rose 200 basis points to 2.28% from 0.28%, and the 10-year Treasury increased by 80 basis points to 2.32% from 1.52%. The spread between the two-year Treasury and 10-year Treasury narrowed to 4 basis points from 124 basis points as the curve flattened amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”). One basis point is equal to 0.01%.

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously, and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis-point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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QUESTIONS & ANSWERS (Unaudited)	March 31, 2022

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2022.

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:

•	production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;
•	generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;
•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.

Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.

The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

How did the Fund perform for the period?

For the six-month period ended March 31, 2022, the Fund provided a total return based on net asset value (“NAV”) of -1.71%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2022, the Fund’s NAV was $761.87 per share, compared with $828.91 per share on September 30, 2021.

What were the Fund’s distributions for the period?

The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 14.08%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 40 for more information on distributions for the period.

Why is there no market price for the Fund?

The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.

What is a shareholder liquidity event?

The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.

Did the Fund provide any liquidity for shareholders during the period?

During the period, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	Shares as of expiration)	Tendered	(NAV on Expiration)
January 4, 2022	1,277	6,057	$815.77
April 1, 2022	1,248	5,320	$760.43

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.

If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.

How did the high yield energy market perform in this environment?

For the period, the Energy sector of the Bloomberg U.S. Corporate High Yield Index returned -1.04%. By subsector, Independent Energy returned -0.62%, Oil Field Services returned 3.11%, and Midstream returned -3.01%.

How did other markets perform in this environment for the six-month period ended March 31, 2022?

Index	Total Return
Bloomberg U.S. Aggregate Bond Index	-5.92%
Bloomberg U.S. Corporate High Yield Index	-4.16%
Credit Suisse Leveraged Loan Index	0.61%
ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index	0.05%
S&P 500 Index	5.92%

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

What happened to the price of oil over the period?

The price of a barrel of West Texas Intermediate (“WTI”) oil was volatile over the six-month period, beginning at about $75 and soaring to a 13-year high of $124, before retreating to about $100 at the end of March. This included a 15% drop in November amid the further spread of the Omicron variant and the announcement that the U.S. in concert with other nations would release oil from its stockpiles.

In December, the Omicron variant looked like it might derail the emerging economic recovery. The Organization of the Petroleum Exporting Countries (“OPEC”) and its allies (“OPEC+”) said they would continue to add oil to the market at a measured pace of about 400,000 barrels a day, as they had been doing since last summer. In addition to contending with higher oil prices, Europe entered winter gripped by an energy crunch, as tight supplies drove up the cost of natural gas. Russia, Europe’s chief natural gas supplier, began a buildup of troops on its border with Ukraine towards year end, adding to fears that gas flows could be disrupted.

By January, uneven demand due to Omicron as well as shortfalls from both U.S. and OPEC+ producers supported higher prices. As the world was marking the second anniversary of the pandemic, the U.S. was still producing over half a million barrels per day less than it did in 2019. Meanwhile, many OPEC+ countries have been producing considerably less oil than the cartel’s targets called for.

As Russia prepared to invade Ukraine in late February, energy markets focused on the possible loss of Russia’s production of 10 million barrels of oil per day, and were buoyed by news that a revived nuclear deal with Iran could lead to additional oil supply hitting the market. When Russian troops entered Ukraine on February 24th, WTI moved above $100 and natural gas futures in Europe jumped 19%, although oil prices eased when the U.S. said it was working to coordinate the release of strategic petroleum reserves. Indeed, on March 1st, the International Energy Agency (“IEA”) said its members, including the U.S., would release 60 million barrels from reserves. Notably, OPEC+ refused to take any steps to provide relief, and by March 8th drove WTI to $124, the highest of the period.

With the invasion of Ukraine intensifying, the IEA warned that disruptions to oil supplies and falloff in demand could create the biggest supply crisis in decades, even as prices of agricultural and mineral commodities in which Russia is a key provider were soaring. As March ended, OPEC+ said it would stick with its plan to gradually increase supply—lifting its goal to 432,000 barrels per day, a slight uptick from its prior goal. IEA’s 31 member nations also agreed to a new release of oil reserves, including one million barrels per day by the U.S. alone over the next six months, which helped push down the price of a barrel of WTI to about $100.

Describe the environment for high yield bonds.

High yield experienced the second worst first quarter performance on record with data going back to the mid-1980s amid a more hawkish Federal Reserve. U.S. high yield new issuance volume totaled $114 billion over the 6-month period, with $43 billion of that coming in the first quarter of 2022, the lowest quarterly issuance since fourth quarter 2018, amid rapidly rising interest rates and geopolitical concerns. Refinancing continues to constitute a majority of new issuance, though less than in prior periods.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

Following $13 billion of outflows for the full year of 2021 from observable sources, the first quarter of 2022 saw $22 billion of outflows from the asset class, with a majority coming from exchange traded funds and the rest from mutual funds. From a fundamental perspective, rating upgrades continued to exceed downgrades as corporate balance sheets improved, having largely recovered from the negative impact of Covid-19. There were no Fallen Angels during the first quarter (Fallen Angel refers to a bond that initially had an investment-grade rating but since has been lowered to junk bond status), while $42 billion of Rising Stars reached investment grade status (Rising Star refers to a bond rated as junk but which could attain investment-grade due to improvement in the issuer's credit quality). Following the $202 billion of Fallen Angels in 2020, there were $98 billion in Rising Stars over the last 5 quarters with several large issuers waiting in the wings. The high yield default rate remains well below its long-term average at 0.5 percent. Expectations are for the default rate to remain low, supported by fewer distressed issuers.

How is the portfolio positioned at the end of the period?

The Fund is constructed to generate strong yield and to mitigate downside risk. This has been addressed through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk. The Fund’s portfolio consists of about 30% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and is typically secured by substantially all of the assets of the business. The portfolio has about 75% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. Overall, the Fund’s bank loan holdings and small exposure to restructured equities produced strong returns during the period. The Fund is underweight Exploration & Production and Oil Field Services and overweight Midstream relative to the Energy Index, which slightly detracted. Guggenheim does not expect a significant shift in the strategy or how the Fund is positioned.

The Fund invests in non-U.S. dollar-denominated assets when the risk return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions, which was not material to performance.

What is the Fund’s leverage strategy?

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2022, the Fund’s leverage was approximately 28% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.

Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

*Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

Risks and Other Considerations

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund's investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

The Fund is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and guggenheiminvestments.com/xgeix for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged) and are therefore especially heightened under current conditions.

Concentration Risk. Because the Fund’s investments are focused in companies operating in the energy sector of the economy, the Fund will be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector will have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under adverse economic conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities, which at times are volatile, and by the levels of supply and demand for energy commodities. Global and/or regional geopolitical events, and responses to such events, may adversely impact prices of energy commodities and the supply and demand for energy commodities, as well as the markets for such commodities.

Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities have sometimes experienced and may in the future experience heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time, and equity markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”)), may be sudden and significant and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. As of the date of this report, the Federal Reserve Board has begun to increase interest rates and has signaled the possibility of further increases during 2022. It is difficult to accurately predict the pace at which the Federal Reserve Board will increase interest rates any further during 2022, or the timing,

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields, reduction in value, and reduction in effectiveness of hedges, for these instruments. These events may adversely affect the Fund and its investments in such instruments.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that these will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, that each of which may be temporary or last for extended periods. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.

Non-Listed Closed-End Fund Risk. The Fund is designed for long-term investors who are prepared to hold the Common Shares of the Fund until the end of the Fund’s term and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund does not intend to list the Common Shares for trading on any

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.

Shareholder Liquidity Event Risk. The Fund intends to complete a Shareholder Liquidity Event on or before the Liquidity Event Date, July 28, 2023. If the Board of Trustees determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Liquidity Event Date for one year, to July 28, 2024, without a shareholder vote. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in the initial offering their initial investment on the Liquidity Event Date or any other date.

Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Adviser or Sub-Adviser for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Adviser or Sub-Adviser believes should be the price of the investment. Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board. Valuation of illiquid securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2022

because there is less reliable objective data available. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

Fund Statistics
Net Asset Value	$761.87
Net Assets ($000)	$38,151

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MARCH 31, 2022
	Six month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	(1.71)%	6.61%	5.16%	3.79%	7.23%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	105.8%
Senior Floating Rate Interests	18.4%
Common Stocks	11.4%
Asset-Backed Securities	1.3%
Preferred Stocks	0.5%
Money Market Fund	0.5%
Warrants	0.0%*
Total Investments	137.9%
Other Assets & Liabilities, net	(37.9%)
Net Assets	100.0%

* Less than 0.1%

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2022

Ten Largest Holdings	% of Total Net Assets
Whiting Petroleum Corp.	6.7%
Comstock Resources, Inc., 7.50%	5.3%
Ovintiv Exploration, Inc., 5.38%	4.3%
Energy Transfer, LP, 5.95%	4.2%
Gulfstream Natural Gas System LLC, 4.60%	4.1%
TexGen Power LLC	4.0%
Accuride Corp., 6.26%	3.3%
Global Partners Limited Partnership / GLP Finance Corp., 7.00%	3.3%
Terraform Global Operating LLC, 6.13%	3.3%
Hess Corp., 4.30%	3.2%
Top Ten Total	41.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.5%
B	31.9%
BB	32.0%
BBB	18.2%
CCC	7.7%
NR2	0.7%
Other Instruments	9.0%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2022

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. As of March 31, 2022, 57.7% of the distributions were estimated to be characterized as return of capital and 42.3% of the distributions were estimated to be characterized as ordinary income. For the year ended September 30, 2021, 42.2% of the distributions were characterized as return of capital and 57.8% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2022 will be reported to shareholders in January 2023.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2022

	Shares	Value
COMMON STOCKS† – 11.4%
Energy – 6.9%
Whiting Petroleum Corp.	31,549	$ 2,571,559
Permian Production Partners LLC†††	79,840	57,804
Bruin E&P Partnership Units†††	31,358	1,631
Total Energy		2,630,994
Utilities – 4.0%
TexGen Power LLC†††	65,297	1,518,155
Financial – 0.5%
KKR Acquisition Holdings I Corp. — Class A*,1	18,900	185,787
Total Common Stocks
(Cost $3,127,089)		4,334,936
PREFERRED STOCKS†† – 0.5%
Financial – 0.5%
American Equity Investment Life Holding Co.
5.95%	8,000	204,400
Total Preferred Stocks
(Cost $200,000)		204,400
WARRANTS† – 0.0%
KKR Acquisition Holdings I Corp. — Class A
Expiring 12/31/27*,1	4,724	3,118
Total Warrants
(Cost $4,973)		3,118
MONEY MARKET FUND† – 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.12%[2]	200,730	200,730
Total Money Market Fund
(Cost $200,730)		200,730
	Face
	Amount~
CORPORATE BONDS†† – 105.8%
Energy – 65.7%
Comstock Resources, Inc.
7.50% due 05/15/25[3,4]	2,000,000	2,030,000
Ovintiv Exploration, Inc.
5.38% due 01/01/26[3]	1,550,000	1,642,931
Energy Transfer, LP
5.95% due 12/01/25[3]	1,500,000	1,606,389
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3,4]	1,500,000	1,545,089

See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 105.8% (continued)
Energy – 65.7% (continued)
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	1,250,000	$ 1,250,000
6.88% due 01/15/29	250,000	247,069
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,231,299
7.88% due 10/01/29	200,000	247,604
Parkland Corp.
4.63% due 05/01/30[4]	525,000	488,250
4.50% due 10/01/29[4]	475,000	440,394
3.88% due 06/16/26[4]	CAD 500,000	375,057
CVR Energy, Inc.
5.75% due 02/15/28[3,4]	1,262,000	1,196,893
5.25% due 02/15/25[4]	75,000	72,793
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[3]	1,239,000	1,224,367
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]	1,009,000	999,758
5.75% due 04/01/25	100,000	100,467
ITT Holdings LLC
6.50% due 08/01/29[3,4]	1,175,000	1,085,371
MPLX, LP
4.88% due 12/01/24[3]	1,000,000	1,035,661
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	995,000
NuStar Logistics, LP
6.38% due 10/01/30	550,000	557,447
6.00% due 06/01/26	275,000	278,092
5.63% due 04/28/27	150,000	146,756
PDC Energy, Inc.
6.13% due 09/15/24[3]	824,000	834,086
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	804,000	810,734
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	750,000	767,361
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[3]	600,000	633,260
Southwestern Energy Co.
5.38% due 02/01/29	400,000	405,000
4.75% due 02/01/32	100,000	99,875
DT Midstream, Inc.
4.13% due 06/15/29[3,4]	500,000	479,403
Occidental Petroleum Corp.
4.63% due 06/15/45	300,000	291,000
7.88% due 09/15/31	125,000	155,937

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 105.8% (continued)
Energy – 65.7% (continued)
DCP Midstream Operating, LP
3.25% due 02/15/32	475,000	$ 427,500
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3,4]	400,000	408,500
Rattler Midstream, LP
5.63% due 07/15/25[4]	400,000	406,000
Viper Energy Partners, LP
5.38% due 11/01/27[4]	275,000	280,118
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	250,000	252,639
Basic Energy Services, Inc.
due 10/15/23[5,6]	650,000	13,000
Total Energy		25,061,100
Consumer, Non-cyclical – 7.6%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	581,000	615,860
CPI CG, Inc.
8.63% due 03/15/26[4]	516,000	502,212
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[4]	300,000	299,625
BCP V Modular Services Finance II plc
4.75% due 10/30/28[4]	EUR 250,000	264,729
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	250,000	261,058
Sotheby’s
7.38% due 10/15/27[4]	225,000	230,420
Rent-A-Center, Inc.
6.38% due 02/15/29[4]	250,000	228,750
WW International, Inc.
4.50% due 04/15/29[4]	275,000	222,676
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	200,000	182,500
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	129,000	109,005
Total Consumer, Non-cyclical		2,916,835
Utilities – 7.3%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	800,064
5.75% due 05/20/27	725,000	722,281
Terraform Global Operating LLC
6.13% due 03/01/26[4]	1,250,000	1,249,125
Total Utilities		2,771,470

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 105.8% (continued)
Consumer, Cyclical – 6.6%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[3]	950,000	$ 963,062
5.00% due 06/01/31[3,4]	325,000	304,688
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]	250,000	234,908
Superior Plus, LP
4.25% due 05/18/28[4]	CAD 300,000	226,234
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	225,000	213,187
Delta Air Lines, Inc.
7.00% due 05/01/25[3,4]	175,000	187,445
Wabash National Corp.
4.50% due 10/15/28[4]	175,000	157,500
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[4]	150,000	147,867
Asbury Automotive Group, Inc.
5.00% due 02/15/32[4]	100,000	92,954
Total Consumer, Cyclical		2,527,845
Communications – 6.1%
McGraw-Hill Education, Inc.
8.00% due 08/01/29[4]	500,000	472,550
5.75% due 08/01/28[4]	175,000	166,910
Altice France S.A.
5.13% due 07/15/29[3,4]	450,000	403,313
5.50% due 10/15/29[4]	200,000	179,456
Cengage Learning, Inc.
9.50% due 06/15/24[4]	572,000	570,570
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4]	250,000	261,250
CSC Holdings LLC
4.63% due 12/01/30[4]	200,000	167,258
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[4]	125,000	112,187
Total Communications		2,333,494
Industrial – 4.4%
Artera Services LLC
9.03% due 12/04/25[3,4]	1,100,000	1,099,192
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	325,000	327,844
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	200,000	190,560

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 105.8% (continued)
Industrial – 4.4% (continued)
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[4]	50,000	$ 46,687
Total Industrial		1,664,283
Basic Materials – 4.0%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	750,000	759,375
EverArc Escrow SARL
5.00% due 10/30/29[4]	250,000	228,438
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	225,000	207,000
Carpenter Technology Corp.
7.63% due 03/15/30	175,000	179,184
Kaiser Aluminum Corp.
4.50% due 06/01/31[4]	100,000	90,159
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	50,000	50,630
Total Basic Materials		1,514,786
Financial – 2.7%
HUB International Ltd.
5.63% due 12/01/29[4]	275,000	262,625
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,4]	250,000	239,370
USI, Inc.
6.88% due 05/01/25[4]	200,000	200,662
Hunt Companies, Inc.
5.25% due 04/15/29[4]	175,000	166,714
Home Point Capital, Inc.
5.00% due 02/01/26[4]	200,000	163,862
Total Financial		1,033,233
Technology – 1.4%
Minerva Merger Sub, Inc.
6.50% due 02/15/30[4]	575,000	557,822
Total Corporate Bonds
(Cost $41,294,576)		40,380,868
SENIOR FLOATING RATE INTERESTS††,<>,3 – 18.4%
Consumer, Cyclical – 5.6%
Accuride Corp.
6.26% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,334,108	1,256,063
EnTrans International LLC
6.46% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	407,903	395,666

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,Ê,3 – 18.4% (continued)
Consumer, Cyclical – 5.6% (continued)
Blue Nile, Inc.
8.00% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 02/17/23	213,125	$ 208,063
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	97,694	91,833
FR Refuel LLC
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	88,113	86,350
Fertitta Entertainment LLC
4.50% (1 Month USD Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/27/29	75,000	74,531
Total Consumer, Cyclical		2,112,506
Utilities – 5.2%
UGI Energy Services, Inc.
4.21% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	680,750	677,346
Carroll County Energy LLC
4.51% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	676,652	659,736
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 11/09/26	677,250	648,805
Total Utilities		1,985,887
Industrial – 2.2%
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	491,250	484,903
YAK MAT (YAK ACCESS LLC)
10.95% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	351,544
Total Industrial		836,447
Basic Materials – 1.4%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	580,434	546,577
Energy – 1.3%
TransMontaigne Operating Company LP
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	299,250	297,068
Permian Production Partners LLC
9.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate
was 2.00%) due 11/24/25†††,7	202,389	199,353
Total Energy		496,421
Consumer, Non-cyclical – 1.2%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	198,050	195,080
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	148,101	144,991

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,Ê,3 – 18.4% (continued)
Consumer, Non-cyclical – 1.2% (continued)
Gibson Brands, Inc.
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	74,813	$ 73,316
Kronos Acquisition Holdings, Inc.
7.00% (3 Month USD Term SOFR + 6.00%, Rate Floor: 7.00%) due 12/22/26	50,000	49,521
Total Consumer, Non-cyclical		462,908
Technology – 0.5%
Datix Bidco Ltd.
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 150,000	195,988
Financial – 0.5%
Teneo Holdings LLC
6.25% (3 Month USD Term SOFR + 5.25%, Rate Floor: 6.25%) due 07/11/25	192,611	190,325
Communications – 0.5%
McGraw Hill LLC
5.55% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	174,125	172,112
Total Senior Floating Rate Interests
(Cost $7,252,937)		6,999,171
ASSET-BACKED SECURITIES†† – 1.3%
Collateralized Loan Obligations – 1.3%
Jamestown CLO V Ltd.
2014-5A, 5.34% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27Ê,4	500,000	488,969
Total Asset-Backed Securities
(Cost $469,576)		488,969
Total Investments – 137.9%
(Cost $52,549,881)		$ 52,612,192
Other Assets & Liabilities, net – (37.9)%		(14,461,548)
Total Net Assets – 100.0%		$ 38,150,644

Forward Foreign Currency Exchange Contracts††
						Unrealized
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Depreciation
Barclays Bank plc	GBP	Sell	154,000	200,629 USD	04/14/22	$ (1,660)
Bank of America, N.A.	EUR	Sell	236,000	257,739 USD	04/14/22	(3,488)
Barclays Bank plc	CAD	Sell	773,000	606,644 USD	04/14/22	(11,821)
						$(16,969)

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
Ê	Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Special Purpose Acquisition Company (SPAC).
2	Rate indicated is the 7-day yield as of March 31, 2022.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of March 31, 2022, the total market value of segregated or earmarked securities was $23,387,187 – See Note 7 and Note 10.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $23,204,411 (cost $23,785,051), or 60.8% of total net assets.
5	Security is in default of interest and/or principal obligations.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $13,000 (cost $647,008), or less than 1.0% of total net assets — See Note 11.
7	Payment-in-kind security.
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
CLO	– Collateralized Loan Obligation
LIBOR	— London Interbank Offered Rate
LLC	– Limited Liability Company
plc	— Public Limited Company
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate

See Sector Classification in Other Information section.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 2,757,346	$ —	$ 1,577,590	$ 4,334,936
Preferred Stocks	—	204,400	—	204,400
Warrants	3,118	—	—	3,118
Money Market Fund	200,730	—	—	200,730
Corporate Bonds	—	40,380,868	—	40,380,868
Senior Floating Rate Interests	—	6,444,164	555,007	6,999,171
Asset-Backed Securities	—	488,969	—	488,969
Total Assets	$ 2,961,194	$ 47,518,401	$ 2,132,597	$ 52,612,192
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$ —	$ 16,969	$ —	$ 16,969
Unfunded Loan Commitments (Note 10)	—	—	233	233
Total Liabilities	$ —	$ 16,969	$ 233	$ 17,202

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $15,176,070 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	March 31, 2022	Technique	Inputs	Range	Average
Assets:
Common Stocks	$1,518,155	Third Party Pricing	Broker Quote	—	—
Common Stocks	57,804	Enterprise Value	Valuation Multiple	5.0%	—
Common Stocks	1,631	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	359,019	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	195,988	Yield Analysis	Yield	8.9%	—
Total Assets	$2,132,597
Liabilities:
Unfunded Loan Commitments	$ 233	Model Price	Purchase Price

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from

See notes to financial statements.

30 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2022

the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2022, the Fund had securities with a total value of $1,787,459 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,313,549 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2022:

		Assets			Liabilities
	Corporate	Senior Floating	Common		Unfunded Loans
	Bonds	Rate Interests	Stocks	Total Assets	Commitments
Beginning Balance	$ 694,478	$ 2,379,148	$ 103,028	$ 3,176,654	$ —*
Purchases/(Receipts)	—	89,919	—	89,919	(117)
(Sales, maturities and
paydowns)/Fundings	—	(1,515,355)	—	(1,515,355)	—
Amortization of premiums/discounts	—	62,695	—	62,695	—
Total realized gains (losses)
included in earnings	—	—	—	—	—
Total change in unrealized
appreciation (depreciation)
included in earnings	(80,187)	(31,446)	(43,593)	(155,226)	(116)
Transfers into Level 3	—	269,304	1,518,155	1,787,459	—
Transfers out of Level 3	(614,291)	(699,258)	—	(1,313,549)	—
Ending Balance	$ —	$ 555,007	$ 1,577,590	$ 2,132,597	$ (233)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
March 31, 2022	$ —	$ (26,776)	$ (43,593)	$ (70,369)	$ (116)
* Security has a market value of $0.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2022

ASSETS:
Investments, at value (cost $52,549,881)	$ 52,612,192
Foreign currency, at value (cost $53)	54
Cash	108,609
Prepaid expenses	2,313
Receivables:
Interest	729,474
Investments sold	22,941
Total assets	53,475,583
LIABILITIES:
Reverse repurchase agreements (Note 7)	15,176,070
Unfunded loan commitments, at value (Note 10) (commitment fees received $117)	233
Unrealized depreciation on forward foreign currency exchange contracts	16,969
Payable for:
Investment advisory fees	56,278
Professional fees	37,492
Trustees’ fees and expenses*	3,775
Other liabilities	34,122
Total liabilities	15,324,939
NET ASSETS	$ 38,150,644
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
50,075 shares issued and outstanding	$ 501
Additional paid-in capital	48,227,867
Total distributable earnings (loss)	(10,077,724)
NET ASSETS	$ 38,150,644
Shares outstanding ($0.01 par value with unlimited amount authorized)	50,075
Net asset value	$ 761.87

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2022

For the Six Months Ended March 31, 2022
INVESTMENT INCOME:
Interest	$ 1,647,020
Dividends	84,070
Total investment income	1,731,090
EXPENSES:
Investment advisory fees	356,897
Professional fees	70,331
Printing fees	57,841
Fund accounting fees	29,698
Interest expense	19,568
Trustees’ fees and expenses*	14,838
Transfer agent fees	9,466
Administration fees	7,852
Custodian fees	6,726
Insurance	5,538
Miscellaneous	5,951
Total expenses	584,706
Net investment income	1,146,384
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	152,547
Forward foreign currency exchange contracts	42,375
Foreign currency transactions	(1,857)
Net realized gain	193,065
Net change in unrealized appreciation (depreciation) on:
Investments	(1,967,502)
Forward foreign currency exchange contracts	(22,826)
Foreign currency translations	1
Net change in unrealized appreciation (depreciation)	(1,990,327)
Net realized and unrealized gain (loss)	(1,797,262)
Net decrease in net assets resulting from operations	$ (650,878)

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2022

	Six Months
	Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,146,384	$ 3,358,445
Net realized gain (loss) on investments	193,065	(3,714,533)
Net change in unrealized appreciation (depreciation)
on investments	(1,990,327)	10,145,494
Net increase (decrease) in net assets resulting from operations	(650,878)	9,789,406
DISTRIBUTIONS:
Distributions to shareholders	(2,708,491)	(3,349,000)
Return of capital	—	(2,448,345)
Total distributions to shareholders	(2,708,491)	(5,797,345)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	214,870	483,637
Cost of shares redeemed through tender offers	(2,128,017)	(4,425,981)
Net decrease in net assets resulting from shareholder transactions	(1,913,147)	(3,942,344)
Net increase (decrease) in net assets	(5,272,516)	49,717
NET ASSETS:
Beginning of period	43,423,160	43,373,443
End of period	$ 38,150,644	$ 43,423,160

See notes to financial statements.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	March 31, 2022

For the Six Months Ended March 31, 2022 (Unaudited)
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (650,878)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	1,967,502
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	22,826
Net realized gain on investments	(152,547)
Purchase of long-term investments	(9,729,725)
Proceeds from sale of long-term investments	15,524,303
Net purchases of short-term investments	(152,771)
Return of capital distributions received from investments	1,191,670
Net accretion of discount and amortization of premium	(89,404)
Corporate actions and other payments	14,850
Commitment fees received and repayments of unfunded loan commitments	117
Decrease in prepaid expenses	5,538
Decrease in interest receivable	246
Increase in investments sold receivable	(22,563)
Decrease in investment advisory fees payable	(5,476)
Decrease in trustees’ fees and expenses payable*	(5,965)
Decrease in professional fees payable	(6,194)
Decrease in investments purchased payable	(1,325,000)
Decrease in other liabilities	(26,694)
Net Cash Provided by Operating and Investing Activities	6,559,835
Cash Flows From Financing Activities:
Distributions to common shareholders	(2,493,621)
Cost of shares redeemed through tender offers	(2,128,017)
Proceeds from reverse repurchase agreements	15,337,224
Payments made on reverse repurchase agreements	(17,287,662)
Net Cash Used in Financing Activities	(6,572,076)
Net decrease in cash	(12,241)
Cash at Beginning of Period	120,904
Cash at End of Period (including foreign currency)	$ 108,663
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$ 22,822
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 214,870

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	March 31, 2022

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$ 828.91	$ 756.73	$ 922.51	$ 1,046.28	$ 1,112.09	$ 1,068.74
Income from investment operations:
Net investment income(a)	22.65	62.00	62.01	70.99	89.02	94.86
Net gain (loss) on investments (realized and unrealized)	(36.06)	117.43	(120.54)	(87.51)	(47.58)	48.43
Total from investment operations	(13.41)	179.43	(58.53)	(16.52)	41.44	143.29
Less distributions from:
Net investment income	(53.63)	(61.96)	(104.78)	(107.25)	(107.25)	(99.94)
Return of capital	—	(45.29)	(2.47)	—	—	—
Total distributions to shareholders	(53.63)	(107.25)	(107.25)	(107.25)	(107.25)	(99.94)
Net asset value, end of period	$ 761.87	$ 828.91	$ 756.73	$ 922.51	$ 1,046.28	$ 1,112.09
Total Return(b)
Net asset value	(1.71)%	24.55%	(5.41)%	(1.44)%	3.84%	13.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 38,151	$ 43,423	$ 43,373	$ 57,915	$ 72,161	$ 84,358
Ratio to average net assets of:
Net investment income, including interest expense	5.60%(d)	7.58%	7.68%	7.25%	8.19%	8.35%
Total expenses, including interest expense(c)	2.86%(d)	2.62%	2.92%	3.39%	3.08%	2.64%
Portfolio turnover rate	17%	26%	24%	16%	21%	53%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the six months ended March 31, 2022 and the years ended September 30 would be:
March 31, 2022
(Unaudited)	2021	2020	2019	2018	2017
2.76%(d)	2.54%	2.51%	2.56%	2.49%	2.11%

(d)	Annualized.

See notes to financial statements.

36 l GEI lGUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2022

Note 1 – Organization

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2022.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are

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subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(g) Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(i) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative

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instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$–	$1,216,325

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Liability Derivatives
Currency contracts	Unrealized depreciation on
forward foreign currency
exchange contracts

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The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2022:

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$16,969

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$42,375

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(22,826)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities

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denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 –Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master

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Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign currency
exchange contracts	$ 16,969	$—	$ 16,969	$ —	$—	$16,969
Reverse repurchase
agreements	15,176,070	—	15,176,070	(15,176,070)	—	—

Note 5 –Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means that average daily value of the Fund’s total assets minus the sum of its accrued

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

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Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 –Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended March 31, 2022,the average daily balance for which reverse repurchase agreements were outstanding amounted to $16,154,769. The weighted average interest rate was 0.24%. As of March 31, 2022 there was $15,176,070 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of March 31, 2022, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	(1.50%) - 0.65%*	Open Maturity	$ 2,249,438
BMO Capital Markets Corp.	0.65%*	Open Maturity	1,277,932
BofA Securities, Inc.	0.52%*	Open Maturity	617,785
Canadian Imperial Bank
Of Commerce	0.90%*	Open Maturity	529,318
Credit Suisse Securities
(USA) LLC	0.60% - 0.70%*	Open Maturity	2,104,032
Credit Suisse Securities
(USA) LLC	0.55%	4/18/22	1,405,656
Goldman Sachs & Co. LLC	0.45% - 0.65%*	Open Maturity	2,858,955
RBC Capital Markets LLC	(1.75%) - 0.75%*	Open Maturity	4,132,954
Total			$15,176,070

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2022, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and
Asset Type	Continuous	31 - 90 days	Total
Corporate Bonds	$ 13,770,414	$1,405,656	$15,176,070
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 13,770,414	$1,405,656	$15,176,070

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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The Fund may invest in equity positions in master limited partnerships (“MLPs”). The Fund’s taxable income and realized gains will reflect the MLPs’ taxable income and gains, which are neither predictable nor readily estimable and are only reported to the Fund on a delayed basis, usually several months into the following calendar year. Sales of MLP units will cause the Fund to receive Internal Revenue Code Section 751 allocations of taxable income and taxable gains in potentially material amounts even in cases where the Fund incurred economic losses on MLP unit investments. Such MLP tax reporting may lead to the Fund incurring material income tax and excise tax expenses and accruing liabilities therefor.

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$52,549,881	$1,963,860	$(1,918,518)	$45,342

Note 9 – Securities Transactions

For the period ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$9,729,725	$15,524,303

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$1,495,601	$1,100,542	$(3,956)

Note 10 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of March 31, 2022, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $23,387,187.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

Borrower	Maturity Date	Face Amount	Value
FR Refuel LLC	11/8/2028	$11,667	$ 233

Note 11– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	$647,008	$13,000
[1] Security is in default of interest and/or principal obligations.

Note 12 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized 50,075 shares issued and outstanding.Transactions in common shares were as follows:

	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Beginning shares	52,386	57,317
Shares issues through dividend reinvestment	273	592
Shares redeemed through tender offer	(2,584)	(5,523)
Ending shares	50,075	52,386

Tender Offer

During the period ended March 31, 2022, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchased and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 4, 2022	1,277	6,057	$815.77
April 1, 2022	1,248	5,320	$760.43

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.

Note 13 - COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2022

capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 14 –Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited)	March 31, 2022

Federal Income Tax Information

In January 2023, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2022.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

52 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2022

Trustees

The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2015	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee)			Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	(Chair of	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Fiduciary/Claymore Energy
		the Valuation			Infrastructure Fund (2004-March 2022);
		Oversight			Guggenheim Enhanced Equity Income
		Committee)			Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	154	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	March 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Chief	154	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(GROW) (1995-present).
	Contracts		Lydon Media (2016-present); Director, GDX Index Partners, LLC
	Review	Since 2020	(2021-present).		Former: Fiduciary/Claymore Energy
	Committee	Chair of the			Infrastructure Fund (2019-March 2022);
		Contracts			Guggenheim Enhanced Equity Income
		Committee			Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2015	Current: Of Counsel, Momkus LLP (2016-present).	155	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2005-present); PPM Funds (2)
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2018-present); NorthShore-Edward-
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Elmhurst Healthcare System
	Committee		Investments (1982-1999).		(2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western
Asset Inflation-Linked Income Fund
(2003-2020).

54 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	154	Current: SPDR Series Trust (81) (2018-
(1958)	Chair of the	(Trustee)			present); SPDR Index Shares Funds (30)
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (14)
	Committee	Since 2020	Mortenson-Companies, Inc. (2007-2017).		(2018-present).
(Chair of the
		Audit Committee)			Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee, Chair	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Infrastructure Fund (2004-March 2022);
	and Chair of		Investment Company Institute (2018-present).		Guggenheim Enhanced Equity Income
	the Executive				Fund (2005-2021); Guggenheim Credit
	Committee		Former: Member, Executive Committee, Independent Directors Council		Allocation Fund (2013-2021); Western
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Asset Inflation-Linked Opportunities &
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Income Fund (2004-2020); Western
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Asset Inflation-Linked Income Fund
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen		(2003-2020).
Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	March 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Infrastructure Fund (2018-March 2022);
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex		Guggenheim Enhanced Equity Income
	Officer	Since 2015	(2007-present); Senior Managing Director, Guggenheim Investments		Fund (2018-2021); Guggenheim Credit
		(Chief Legal	(2012-present).		Allocation Fund (2018-2021).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2015	Fund Complex (2017-2019); Vice President, Associate General Counsel and
		(Vice President)	Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2022

Officers

The Officers of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2015	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	March 31, 2022

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Kimberly J. Scott	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2015	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

58 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2022

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)488-3559.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 59

FUND INFORMATION (Unaudited)	March 31, 2022

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

60 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited) continued	March 31, 2022

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Energy & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to June 30, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/xgeix.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 61

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/22)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GEI-SAR-0322

Item 2. Code of Ethics.

Not required at this time.

Item 3. Audit Committee Financial Expert.

Not required at this time.

Item 4. Principal Accountant Fees and Services.

Not required at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Energy & Income Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: June 9, 2022

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: June 9, 2022